UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT AND PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 24, 2016

BLUE EARTH, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-54669 (Commission File Number)	98-0531496 (IRS Employer Identification No.)

235 Pine Street, Suite 1100

San Francisco, CA  94104

(Address of principal executive offices)(Zip Code)

(415) 964-4411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership

(A)  DIP Credit Facility - On March 24, 2016, the Bankruptcy Court approved the Interim Order authorizing the Company to obtain $1,000,000 of interim debtor-in-possession (“DIP”) financing in accordance with the terms and conditions set forth in the Company’s Form 8-K filed on March 24, 2016.  The Court scheduled a Final Hearing for April 18, 2016, to authorize, among other things, borrowings of up to $3,000,000 on the DIP Credit Facility.

(B)  Automatic Stay of Litigation - As reported by Blue Earth, Inc. (the “Company”) on Form 8-K filed on March 24, 2016, a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code was filed in the U.S. Bankruptcy Court, Northern District of California, San Francisco Division (Case No. 16-30296-DM).  As a result of the pendency of the bankruptcy case and the application of 11 U.S.C. 362, all proceedings including, but not limited to, those set forth herein, are automatically stayed until the bankruptcy case is dismissed or closed:

(1)  Class Action titled:  In re: Blue Earth, Inc. Securities Litigation, U.S. District Court, Central District of California, Western Division (CV 14-08263-DSF (JEMX)).

(2)  Derivative action titled:  Robert Powell, derivatively on behalf of Blue Earth, Inc. vs. Laird Q. Cagan, et al. (A-15-723839-C).

(3)  Writs of Execution issued by the San Diego, California Superior Court on March 10, 2016 for D. Jason Davis and Joseph Patalano.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2016, the Company’s Board of Directors accepted the resignation of Robert Potts, as President and Chief Operating Officer in connection with the Company’s having filed for bankruptcy protection on March 21, 2016.  Mr. Potts remains on the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are filed with this report:

None.

Certain statements contained in this report may be deemed to be forward-looking statements under the Federal securities laws. The Company intends that all such forward-looking statements be subject to the safe harbor created under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements include, but are not limited to, statements regarding (i) the continuation of the Company’s business operations; (ii) the continuation of the Company’s status as a debtor-in-possession; and (iii) the Company’s plans to use a Chapter 11 bankruptcy to restructure its operations.  The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein.  Such factors include, but are not limited to: (a) the willingness of the Company’s DIP Lender to continue to fund its operations; (b) the Company’s ability to remain in place as debtor-in-possession; (c) the Company’s ability to successfully complete the bankruptcy process and resolve claims with creditors; (d) other risks of chapter 11 bankruptcy proceedings; and (e) as detailed in the Company’s SEC reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2016

By: /s/  G. Robert Powell

Name: G. Robert Powell,

Title: Chief Executive Officer

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